CONFIDENTIAL


                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2003-C7

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2003-C7

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.45 BILLION

     September 15, 2003


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

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES. IN FURNISHING THIS INFORMATION, THE UNDERWRITER UNDERTAKES NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.


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

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.       Transaction Highlights

II.      Structural Highlights

III.     Collateral Pool Highlights

IV.      Significant Mortgage Loans

V.       Summary Points

VI.      Investor Reporting

VII.     Timeline





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



--------------------------------------------------------------------------------
TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:          Approximately $1.45 billion

Public Certificates:                    Approximately $1.00 billion

Private Certificates(1):                Approximately $447.5 million

Co-Lead Manager/Sole Book Runner:       Lehman Brothers Inc.

Co-Lead Manager:                        UBS Securities LLC

Rating Agencies:                        Standard & Poor's, a division of
                                        The McGraw-Hill Companies, Inc. ("S&P")
                                        and Moody's Investors Service,
                                        Inc. ("Moody's")

Trustee:                                LaSalle Bank National Association

Fiscal Agent:                           ABN AMRO Bank N.V.

Master Servicer:                        Wachovia Bank, National Association

Special Servicer:                       Clarion Capital


--------------------------
(1) Not offered hereby
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                                       1

Transaction Highlights
--------------------------------------------------------------------------------
                                                          Transaction Highlights

Cut-Off Date:                      September 11, 2003

Determination Date:                11th day of each month or if such day is
                                   not a business day, then the following
                                   business day

Distribution Date:                 4th business day after the Determination Date
                                   of each month, commencing in October 2003


Eligible for Underwriters'
Prohibited Transaction
Exemption for ERISA
Purposes (Public Certificates):    Classes A-1, A-2, A-3, A-4, B, C and D

SMMEA Eligible:                    Classes A-1, A-2, A-3, A-4, B, C and D

DTC (Publishing Certificates):     Classes A-1, A-2, A-3, A-4, B, C and D

Bloomberg:                         Cash flows will be modeled on Bloomberg

Denominations:          Class                         Minimum Denomination(1)
              ------------------------------          -----------------------
              A-1, A-2, A-3, A-4, B, C and D                  $10,000

Lehman Brothers CMBS Index:        All classes will be included in the
                                   Lehman Brothers CMBS Index


--------------------------
(1) Increments of $1 thereafter
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                                       2

--------------------------------------------------------------------------------
Structural Highlights

Structural Highlights
--------------------------------------------------------------------------------

                                                           Structural Highlights

Certificates

                               [GRAPHIC OMITTED]


     LOAN GROUP I                               LOAN GROUP 2
$1.17 billion Commercial                 $287.5 million Multifamily
       Loans(1)                                   Loans(2)


        100%                                        100%



  Class A-1(3)

  Class A-2(3)
                                  Class A-1b(4)
  Class A-3(3)

  Class A-4(3)

                      Class B

                      Class C

                      Class D


----------
1. Includes the Dadeland Vista Apartments Loan, which is secured by a multifamily property.

2.   Excludes the Dadeland Vista Apartments Loan.

3. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3 and A-4 certificates prior to being applied to making any distributions of principal to the A-1b certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.

4. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 2 will be applied to make distributions to the A-1b certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3 and A-4 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.


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                                       3

Structural Highlights
-------------------------------------------------------------------------------
                                                           Structural Highlights

Certificates

                               [GRAPHIC OMITTED]

              Class A-1(1)
              Class A-2(1)   Class A-1b(2)                Class X-CP(3)(4)
              Class A-3(1)
              Class A-4(1)
  Offered                Class B
Certificates             Class C
                         Class D
                         Class E            Class X-CL(3)
                         Class F
                         Class G
                         Class H
                         Class J
                         Class K
                         Class L
                         Class M
                         Class N
                         Class P
                         Class Q
Private, 144A            Class S
 Certificates            Class T
                         Class SU-1(5)
                         Class SU-2(5)
                         Class SU-3(5)
                         Class SU-4(5)
                         Class SU-5(5)
                         Class SU-6(5)
                         Class SU-7(5)
                         Class X-SU(6)
                         Class BA(7)

----------
1. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3 and A-4 certificates prior to being applied to making any distributions of principal to the A-1b certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.

2. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 2 will be applied to make distributions to the Class A-1b certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3 and A-4 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata. The Class A-1b certificates will be privately placed and are not offered as part of the public offering.

3. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.

4. Initial notional amount of Class X-CP through September 2005 is as set forth herein. The Class X-CP notional balance will decrease thereafter until September 2010 when the class retires.

5. Represents junior non-pooled loan specific certificates secured by the Sheraton Universal Hotel loan.

6. Represents rights to certain excess interest on the junior non-pooled portion of the Sheraton Universal Hotel loan.

7. Represents junior non-pooled loan specific certificates secured by The Bank of America Building loan.


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                                       4

Structural Highlights
--------------------------------------------------------------------------------
                                                           Structural Highlights
Bond Structure

o    Sequential pay structure(1)

o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)

o Credit enhancement for each class will be provided by the subordinate classes

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
           Approximate Original                         Approximate                  Wtd. Avg. Life
  Class       Face Amount($)    Ratings (S&P/Moody's) Credit Support Description       (years)(2)   Principal Window(2)
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  A-1(3)      $170,000,000            AAA/Aaa            14.875%      Fixed Rate          3.78       10/03-06/08
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  A-1b        $287,546,000            AAA/Aaa            14.875%      Fixed Rate(4)       5.28       10/03-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  A-2(3)      $286,000,000            AAA/Aaa            14.875%      Fixed Rate(4)       5.83       06/08-08/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  A-3(3)      $140,000,000            AAA/Aaa            14.875%      Fixed Rate(4)       7.30       08/10-07/12
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  A-4(3)      $354,294,000            AAA/Aaa            14.875%      Fixed Rate(4)       9.52       07/12-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  B(3)         $18,177,000            AA+/Aa1            13.625%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  C(3)         $21,812,000             AA/Aa2            12.125%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  D(3)         $16,359,000            AA-/Aa3            11.000%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  X-CL     $1,454,144,338(6)          AAA/Aaa              N/A        Variable IO(7)      7.13(8)    10/03-07/18(9)
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  X-CP     $1,150,872,000(6)          AAA/Aaa              N/A        Variable IO(7)      5.01(8)    09/05-09/10(9)
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  E            $16,359,000             A+/A1              9.875%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  F            $12,724,000              A/A2              9.000%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  G            $23,630,000             A-/A3              7.375%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  H            $21,812,000           BBB+/Baa1            5.875%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  J            $14,541,000            BBB/Baa2            4.875%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  K            $14,542,000           BBB-/Baa3            3.875%      WAC(5)              9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  L            $12,724,000            BB+/Ba1             3.000%      Fixed Rate(4)       9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  M             $7,270,000             BB/Ba2             2.500%      Fixed Rate(4)       9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  N             $3,636,000            BB-/Ba3             2.250%      Fixed Rate(4)       9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  P             $3,635,000             B+/B1              2.000%      Fixed Rate(4)       9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  Q             $3,635,000              B/B2              1.750%      Fixed Rate(4)       9.89       08/13-09/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  S             $3,636,000             B-/B3              1.500%      Fixed Rate(4)       9.93       09/13-09/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  T            $21,812,338             NR/NR               N/A        Fixed Rate(4)      10.89       09/13-07/18
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  SU-1(10)      $1,300,000             NR/Aa3              N/A        Fixed Rate          6.77       07/10-07/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  SU-2(10)      $1,470,000             NR/A1               N/A        Fixed Rate          6.77       07/10-07/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  SU-3(10)      $1,730,000             NR/A2               N/A        Fixed Rate          6.77       07/10-07/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  SU-4(10)      $1,270,000             NR/A3               N/A        Fixed Rate          6.77       07/10-07/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  SU-5(10)      $1,355,000            NR/Baa1              N/A        Fixed Rate          6.77       07/10-07/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  SU-6(10)      $1,625,000            NR/Baa2              N/A        Fixed Rate          6.77       07/10-07/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  SU-7(10)      $2,250,000            NR/Baa3              N/A        Fixed Rate          6.77       07/10-07/10
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  X-SU(10)   $11,000,000(6)            NR/Aa3              N/A        Variable IO(4)      6.77(8)     07/10-07/10(9)
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------
  BA(12)        $5,800,000            NR/Baa1              N/A        Fixed Rate          9.85       08/13-08/13
---------- -------------------- --------------------- -------------- --------------- -------------- -------------------

----------
1. Except that Class A-1, Class A-1b, Class A-2, Class A-3, Class A-4, Class X-CL and Class X-CP receive interest on a pro-rata basis.

2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

3.   Certificates offered as part of the public offering.

4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

5. The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans.

6.   Represents the notional amount.

7. Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.

8. Represents the weighted average life of each dollar reduction in notional amount.

9.   Represents period over which the notional amount will be reduced to zero.

10. Represents junior non-pooled loan specific certificates secured by the Sheraton Universal Hotel loan.

11. Represents rights to certain excess interest from the junior non-pooled component of the Sheraton Universal Hotel loan.

12. Represents junior non-pooled loan specific certificates secured by The Bank of America Building loan.


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                                       5

Structural Highlights
--------------------------------------------------------------------------------
                                                           Structural Highlights
Call Protection

--------------------------------------------------------------------- ------------------------------
                                                                          Statistical Data(1)
--------------------------------------------------------------------- ------------------------------
Loans With Initial Lock-Out & Defeasance Thereafter                              93.9%(2)
--------------------------------------------------------------------- ------------------------------
Loans With Yield Maintenance                                                      6.1%(2)
--------------------------------------------------------------------- ------------------------------
Weighted Average Remaining Lock-Out(3)                                           88.1 months
--------------------------------------------------------------------- ------------------------------
Weighted Average Open Period                                                      4.3 months
===================================================================== ==============================

----------
1.   As of the Cut-Off Date.

2.   Percent of initial mortgage pool balance.

3. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.

============================================================================================================================
Open Prepayment Period at End of Loan                  Number of Loans               % of Initial Mortgage Pool Balance
----------------------------------------------------------------------------------------------------------------------------
                 None                                         16                                     4.8%
----------------------------------------------------------------------------------------------------------------------------
               1 Month                                         4                                     2.8%
----------------------------------------------------------------------------------------------------------------------------
               2 Months                                       10                                    11.1%
----------------------------------------------------------------------------------------------------------------------------
               3 Months                                       30                                    39.1%
----------------------------------------------------------------------------------------------------------------------------
               4 Months                                        2                                     1.1%
----------------------------------------------------------------------------------------------------------------------------
               5 Months                                        1                                     1.4%
----------------------------------------------------------------------------------------------------------------------------
               6 Months                                        4                                    32.6%
----------------------------------------------------------------------------------------------------------------------------
              12 Months                                        2                                     7.1%
----------------------------------------------------------------------------------------------------------------------------
                Total:                                        69                                   100.0%
============================================================================================================================


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                                        6

Structural Highlights
--------------------------------------------------------------------------------
                                                           Structural Highlights
Prepayment Premiums(1)

===================================================================================================================================
Prepayment Premium  09/03    09/04     09/05     09/06    09/07     09/08    09/09    09/10     09/11    09/12    09/13    09/14
-----------------------------------------------------------------------------------------------------------------------------------
   Lock-Out/Def.     93.9%    93.9%     93.9%     94.0%    94.0%    100.0%    89.4%   100.0%    100.0%   100.0%   100.0%   100.0%
-----------------------------------------------------------------------------------------------------------------------------------
   Yield Maint.       6.1%     6.1%      6.0%     6.0%     6.0%       -        -        -         -        -        -        -
===================================================================================================================================
     Sub-Total      100.0%   100.0%    100.0%    100.0%   100.0%    100.0%    89.4%   100.0%    100.0%   100.0%   100.0%   100.0%
===================================================================================================================================

===================================================================================================================================
       2.0%           -        -         -         -        -         -        -        -         -        -        -        -
-----------------------------------------------------------------------------------------------------------------------------------
       1.5%           -        -         -         -        -         -        -        -         -        -        -        -
-----------------------------------------------------------------------------------------------------------------------------------
       1.0%           -        -         -         -        -         -        -        -         -        -        -        -
-----------------------------------------------------------------------------------------------------------------------------------
       0.5%           -        -         -         -        -         -        -        -         -        -        -        -
-----------------------------------------------------------------------------------------------------------------------------------
       Open           -        -         -         -        -         -      10.6%      -         -        -        -        -
===================================================================================================================================
       Total        100.0%   100.0%    100.0%    100.0%   100.0%    100.0%   100.0%   100.0%    100.0%    100.0%  100.0%   100.0%
===================================================================================================================================

-----------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and pay off on their respective anticipated repayment dates.


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                                        7

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The pool includes seven mortgage loans (representing 43.5% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o Two of the Investment Grade Loans (Westfield Shoppingtown Santa Anita and Berkeley & Brown Buildings) are split into A/B Note structures. Two of the Investment Grade Loans (The Bank of America Building and the Sheraton Universal Hotel) are split into a senior pooled component and a junior non-pooled component. Both components of The Bank of America Building loan and the Sheraton Universal Hotel loan will be deposited into the LB-UBS Series 2003-C7 Trust. The structure of these loans is outlined on the following pages.

o    Summary of the pool composition is as follows:

========================= ======================= ================================= =======================

                                                   Total Principal Balance As of     % of Total Mortgage
                              Number of Loans               Cut-Off Date                     Pool
------------------------- ----------------------- --------------------------------- -----------------------
Investment Grade Loans               7                        $633,053,174                  43.5%
------------------------- ----------------------- --------------------------------- -----------------------
Conduit Loans                       62                         821,091,164                  56.5
========================= ======================= ================================= =======================
Total:                              69                      $1,454,144,338                  100.0%
========================= ======================= ================================= =======================


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                                       8

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

o The Westfield Shoppingtown Santa Anita A Note and the Berkeley & Brown Buildings A-3 Note were created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2:

                               [GRAPHIC OMITTED]

           Westfield                 AAA/Aaa         LB-UBS 2003-C7
         Shoppingtown    A Note    Cashflows(1)          Trust

          Santa Anita    B Note    Whole Loan

o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.

o The A Note and B Note holder receive amortization pro rata and pari passu. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

o The B Note was originated and will be held by an insurance company on a whole loan basis.

                               [GRAPHIC OMITTED]

                                                     AAA/Aaa to
                            A-1    A-2                AA+/A3      LB-UBS 2003-C7
      Berkeley  & Brown    Note   Note    A-3 Note  Cashflows(2)      Trust

                                                     A3 to Baa3
         Buildings            B Note       B Note   Cashflows(3)

o The A-3 Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.(4)

o The B Note holder receives no principal payments until the principal amount of the A-3 Note has been paid in full.

o    The B Note will not be included in the LB-UBS 2003-C7 Trust.

----------
1. S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa cash flows to the LB-UBS 2003-C3 Trust.

2. S&P and Moody's have indicated to the Depositor that the A-3 Note proceeds are expected to contribute AAA/Aaa through AA+/A3 cash flows to the LB-UBS 2003-C7 Trust.

3. Moody's has indicated to the Depositor that the B Note proceeds are expected to contribute A3 through Baa3 cash flows to the Morgan Stanley 2003-IQ5 Trust.

4. The A-3 Note holder receives monthly payments pro rata with the A-1 and A-2 Note holders. The A-1 and A-2 Notes for the Berkeley & Brown Buildings loan will not be included in the LB-UBS 2003-C7 Trust.


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                                       9

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

o The senior portion of The Bank of America Building Loan will be pooled in the LB-UBS 2003-C7 Trust and the Class BA certificates represent the certification of the junior non-pooled component.

o The senior portion of the Sheraton Universal Hotel Loan will be pooled in the LB-UBS 2003-C7 Trust and the Class SU certificates represent the certification of the junior non-pooled component.

                               [GRAPHIC OMITTED]

                  Senior Pooled    AAA/Aaa to AA-/Baa1       LB-UBS 2003-C7
Bank of America     Component          Cashflows(1)              Trust
   Building
                Junior Non-Pooled   Baa1 Cashflows(2)          Class BA
                    Component                                Certificates(3)


                  Senior Pooled     AAA/Aaa to AAA/Aa2       LB-UBS 2003-C7
Sheraton Universal  Component           Cashflows(4)             Trust
   Hotel
                Junior Non-Pooled  A3 to Baa3 Cashflows(5)  Class SU-1, SU-2,
                    Component                               SU-3, SU-4, SU-5,
                                                            SU-6, SU-7, X-SU
                                                             Certificates(6)

----------

1. S&P and Moody's have indicated to the Depositor that the senior pooled component proceeds are expected to contribute AAA/Aaa through AA-/Baa1 cash flows to the LB-UBS 2003-C7 Trust.

2. Moody's has indicated to the Depositor that the junior non-pooled component proceeds are expected to contribute Baa1 cash flows to the LB-UBS 2003-C7 Trust.

3. Represents junior non-pooled, loan specific certificates to be included in the LB-UBS 2003-C7 Trust.

4. S&P and Moody's have indicated to the Depositor that the senior non-pooled component proceeds are expected to contribute AAA/Aaa through AAA/Aa2 cash flows to the LB-UBS 2003-C7 Trust.

5. Moody's has indicated to the Depositor that the junior non-pooled component proceeds are expected to contribute A3 through Baa3 cash flows to the LB-UBS 2003-C7 Trust.

6. Represents junior non-pooled, loan specific certificates and interest only certificates to be included in the LB-UBS 2003-C7 Trust.


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                                       10

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

o    The A Note(1) DSCR and LTV are set forth below:

==================== ===================== ======================== ================== =================
                      The Bank of America   Westfield Shoppingtown   Berkeley & Brown      Sheraton
                            Building              Santa Anita            Buildings      Universal Hotel
-------------------- --------------------- ------------------------ ------------------ -----------------
      DSCR(2)                 2.47x                  2.90x                 2.98x             2.88x
-------------------- --------------------- ------------------------ ------------------ -----------------
  UW Net Cash Flow         $28,602,337            $13,551,825           $23,150,881        $3,017,298
-------------------- --------------------- ------------------------ ------------------ -----------------
        LTV                   53.0%                  42.4%                 53.6%             40.0%
-------------------- --------------------- ------------------------ ------------------ -----------------
  Appraised Value         $390,000,000            $179,000,000         $280,000,000       $50,000,000
-------------------- --------------------- ------------------------ ------------------ -----------------
  Shadow Rating(3)          AA-/Baa1                AAA/Aaa               AA+/A3            AAA/Aa2
==================== ===================== ======================== ================== =================

o    The combined A Note(1) and B Note(4) DSCR and LTV are set forth below:

==================== ===================== ======================== ================== =================
                      The Bank of America   Westfield Shoppingtown   Berkeley & Brown      Sheraton
                            Building              Santa Anita            Buildings      Universal Hotel
-------------------- --------------------- ------------------------ ------------------ -----------------
      DSCR(2)               2.41x                   2.15x                 2.48x              1.86x
-------------------- --------------------- ------------------------ ------------------ -----------------
  UW Net Cash Flow       $28,602,337             $13,551,825           $23,150,881        $3,017,298
-------------------- --------------------- ------------------------ ------------------ -----------------
        LTV                 54.5%                   55.7%                 64.3%             62.0%
-------------------- --------------------- ------------------------ ------------------ -----------------
  Appraised Value       $390,000,000             $179,000,000          $280,000,000      $50,000,000
-------------------- --------------------- ------------------------ ------------------ -----------------
  Shadow Rating(3)          Baa1                     N/A                   Baa3              Baa3
==================== ===================== ======================== ================== =================

----------
1. In the case of The Bank of America Building loan and the Sheraton Universal Hotel loan, the senior pooled component and in the case of the Berkeley & Brown Buildings loan, a loan amount that includes the A-1 Note, A-2 Note and A-3 Note components.

2. Based on underwritten net cash flow, and the interest rate on an actual/360 day basis except for the Westfield Shoppingtown Santa Anita loan, which is based on an actual debt constant of 6.139%. In the case of the Sheraton Universal Hotel loan DSCR is based on the Borrower's 50% share of adjusted gross profits, under the operating lease, and interest rate on an actual/360 day basis.

3. S&P and/or Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.

4. In the case of The Bank of America Building loan and the Sheraton Universal Hotel loan, the junior non-pooled component to be included in the LB-UBS 2003-C7 Trust. With respect to the Westfield Shoppingtown Santa Anita loan, the combined A Note and B Note balance represents the initial funding of $100,000,000 ("Initial Funding"). The B Notes for the Westfield Shoppingtown Santa Anita loan and the Berkeley & Brown Buildings loan will not be included in the LB-UBS 2003-C7 Trust.


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                                       11

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

Mortgage Loan Sellers

o Sponsors of properties securing loans in the LB-UBS 2003-C7 transaction include the following:

     -    General Growth Properties, Inc.

     -    Westfield America, Inc.

     -    Beacon Capital Strategic Partners II, L.P.

     -    Walton Street Real Estate Fund III, L.P.

     -    Cammebys International

     -    The Milstein Family

     -    Investors Management Trust / Lehman Brothers Real Estate Partners

     -    Fisher Brothers

     -    Pennsylvania Real Estate Investment Trust ("PREIT")

     -    Lyon Capital Ventures / Lehman Brothers

o    Conduit Origination Program

     - Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities

     -    Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

     - Cash management systems affecting approximately 99.8% of the initial mortgage pool balance

          o    Hard lockbox - 68.3% of the initial mortgage pool balance(1)

          o    Springing lockbox -31.4% of the initial mortgage pool balance

----------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain hotel and multifamily properties where the property manager is required to deposit rents into a hard lockbox.


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                                       12

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

Funded Escrows

========================= =======================================
       Escrow Type(1)        % of Pool with Funded Escrows(2)
------------------------- ---------------------------------------
Replacement Reserves                        98.1%
------------------------- ---------------------------------------
Taxes(3)                                    98.3%
------------------------- ---------------------------------------
Insurance(4)                                96.3%
------------------------- ---------------------------------------
TI & LC (Industrial)                       100.0%
------------------------- ---------------------------------------
TI & LC (Office)                           100.0%
------------------------- ---------------------------------------
TI & LC (Retail)                            88.2%
========================= =======================================


----------
1. Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit.

2.   As of the Cut-Off Date; excludes the Investment Grade Loans.

3. In instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly.

4. In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.


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                                       13

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

===============================================================================================================
               General Pool Characteristics as of the Cut-Off Date
---------------------------------------------------------------------------------------------------------------
Size of Pool                                                                                    $1,454,144,338
--------------------------------------------------------------------------------------- -----------------------
Contributor of Collateral                                                                        Lehman: 59.8%
                                                                                                    UBS: 40.2%
--------------------------------------------------------------------------------------- -----------------------
Number of Loans                                                                                             69
--------------------------------------------------------------------------------------- -----------------------
Weighted Average Gross Coupon                                                                           5.113%
--------------------------------------------------------------------------------------- -----------------------
Weighted Average Original Term to Maturity(1)                                                        92 Months
--------------------------------------------------------------------------------------- -----------------------
Weighted Average Remaining Term to Maturity(1)                                                       90 Months
--------------------------------------------------------------------------------------- -----------------------
Average Balance                                                                                    $21,074,556
--------------------------------------------------------------------------------------- -----------------------
Average Conduit Balance (excluding the Investment Grade Loans)                                     $13,243,406
--------------------------------------------------------------------------------------- -----------------------
Average Conduit Balance on a per Property Basis (excluding the Investment Grade Loans)             $11,247,824
--------------------------------------------------------------------------------------- -----------------------
Largest Loan                                                                                      $206,700,000
--------------------------------------------------------------------------------------- -----------------------
Largest Conduit Loan                                                                               $85,000,000
--------------------------------------------------------------------------------------- -----------------------
WA U/W DSCR(2)                                                                                           1.98x
--------------------------------------------------------------------------------------- -----------------------
WA LTV(2)                                                                                                65.2%
--------------------------------------------------------------------------------------- -----------------------
WA LTV at Maturity/ARD(1)(2)                                                                             59.2%
--------------------------------------------------------------------------------------- -----------------------
Geographic Diversity                                                                            21 States & DC
--------------------------------------------------------------------------------------- -----------------------
Balloon and/or ARD Loans(1)(3)                                                                          100.0%
======================================================================================= =======================


----------
1. Assumes ARD loans are paid in full on their respective anticipated repayment dates.

2.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.57x; WA LTV: 73.9%; WA LTV at Maturity/ARD: 66.2%.

3.   Includes Interest Only loans.


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                                       14

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

Property Type

o    Heavily concentrated in lower risk asset classes and Investment Grade
     Loans:

     - Regional Mall, Office, Anchored Retail, Industrial/Warehouse, Multifamily and Investment Grade properties comprise 89.7% of the initial mortgage pool balance.

     - Investment Grade Loans comprise approximately 43.5% of the initial mortgage pool balance.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 PROPERTY TYPE
--------------------------------------------------------------------------------

                Multifamily            20.0%
                Office                 39.8% (66.0% Investment Grade)
                Hotel                   7.2% (19.0% Investment Grade)
                Unanchored Retail       4.4%
                Industrial/Warehouse    0.4%
                Anchored Retail         7.8%
                Regional Mall          20.3% (78.3% Investment Grade)


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                                       15

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

Geographic Diversity

o The loans are secured by properties located in 21 states and the District of Columbia.

o Only four states are home to more than 8.7% (by principal balance) of the Mortgaged Properties (California 21.1%, New York 16.6%, Florida 14.0% and Texas 11.2%).

     - 85.8% of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

     - 82.0% of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------
                      CA        21.1% (82.0% Investment Grade)
                      NY        16.6% (85.8% Investment Grade)
                      FL        14.0%
                      TX        11.2%
                      MA        8.7%  (59.6% Investment Grade)
                      MD        8.5%  (80.7% Investment Grade)
                      NJ        5.8%
                      AZ        4.3%
                      Other(1)  9.9%

----------
1.   No other state represents more than 2.4% of the Initial Pool Balance.


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                                       16

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

Cut-Off Date Loan Size Diversity

o    69 mortgage loans

o Average loan size: $21,074,556 ($13,243,406 excluding the Investment Grade Loans)

o Average loan size on a per property basis: $17,952,399 ($11,247,824 excluding the Investment Grade Loans)

o The largest loan comprises 14.2% of the initial mortgage pool balance (5.8% excluding the Investment Grade Loans)

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                       CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------
                 $ Millions         % of Pool         # of loans
                 < $6                 5.5%                24
                 $6 - $14            11.6%                18
                 $14 - $40           27.7%                18
                 $40 - $60            6.2%                 2
                 $60 - $100          27.5%                 5
                 $100 - $150          7.3%                 1
                 > $150              14.2%                 1


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                                       17

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

Underwritten Debt Service Coverage Ratio

o    Weighted average underwritten debt service coverage ratio of 1.98x.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
   PROPERTY TYPE       % OF POOL     WA DSCR      MIN-MAX DSCR
--------------------------------------------------------------------------------
OFFICE                    39.8%       2.19x      1.22x - 2.98x
RETAIL                    32.5        1.95        1.25 - 2.90
  Regional Mall           20.3        2.21        1.60 - 2.90
  Anchored Retail          7.8        1.49        1.25 - 2.04
  Unanchored Retail        4.4        1.56        1.41 - 1.98
MULTIFAMILY               20.0        1.65        1.24 - 2.05
HOTEL                      7.2        1.91        1.68 - 2.88
INDUSTRIAL/WAREHOUSE       0.4        1.55        1.51 - 1.57
--------------------------------------------------------------------------------
  TOTAL:                 100.0%       1.98x      1.22x - 2.98x
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                  % of Pool           DSCR       # of loans
                1.20x - 1.29x         3.7%           4
                1.30x - 1.39x         5.7%           7
                1.40x - 1.49x        12.1%          18
                1.50x - 1.59x        10.5%          14
                1.60x - 1.79x        17.9%          12
                1.80x - 1.89x         2.7%           2
                [greater than or
                equal to] 1.90x      47.3%          12


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                                       18

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

Cut-Off Date Loan to Value Ratio

o    Weighted average loan to value of 65.2%.

o    Weighted average loan to value at maturity or ARD(1) of 59.2%.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------
                     % of Pool       LTV       # of loans
                   < 50.0%           6.6%          2
                   50.1% - 55.0%    26.5%          4
                   55.1% - 60.0%     0.2%          1
                   60.1% - 65.0%    16.5%          3
                   65.1% - 70.0%     9.7%         13
                   70.1% - 75.0%    11.4%         10
                   75.1% - 80.0%    29.0%         36

----------
1.   Assumes ARD loans are paid in full on their anticipated repayment dates.


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                                       19

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS


==================================================================================================================================
                                                 INVESTMENT GRADE LOANS
----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF INITIAL
                                                        CUT-OFF DATE       MORTGAGE POOL     U/W
          NAME                      PROPERTY TYPE          BALANCE            BALANCE       DSCR(1)   LTV(2)     S&P/MOODY'S(3)
----------------------------------------------------------------------------------------------------------------------------------
The Bank of America Building
(senior pooled component)               Office          $206,700,000           14.2%         2.47x    53.0%      AA-/Baa1
----------------------------------------------------------------------------------------------------------------------------------
Valley Plaza                        Regional Mall        106,708,825            7.3          2.15     64.7       BBB+/Baa2
----------------------------------------------------------------------------------------------------------------------------------
The Parklawn Building                   Office           100,000,000            6.9          2.51     51.5       BBB-/Baa3
----------------------------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown
Santa Anita (A Note) (4)            Regional Mall         75,831,205            5.2          2.90     42.4        AAA/Aaa
----------------------------------------------------------------------------------------------------------------------------------
Berkeley & Brown Buildings
(A-3 Note)(5)                           Office            75,000,000            5.2          2.98     53.6         AA+/A3
----------------------------------------------------------------------------------------------------------------------------------
Visalia Mall                        Regional Mall         48,813,143            3.4          2.05     62.6        A-/Baa1
----------------------------------------------------------------------------------------------------------------------------------
Sheraton Universal Hotel
(senior pooled component)         Full Service Hotel      20,000,000            1.4          2.88     40.0        AAA/Aa2
----------------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE:                 ----           $633,053,174           43.5%         2.51X    53.9%         ---
==================================================================================================================================

--------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant and, in the case of The Bank of America Building loan and the Sheraton Universal Hotel loan, assuming a loan amount that includes the senior pooled component only, in the case of the Westfield Shoppingtown Santa Anita assuming a loan amount that includes the A Note only and in the case of the Berkeley & Brown Buildings loan assuming a loan amount that includes the A-1, A-2 Notes (combined balance of $75,000,000) and A-3 Note ($75,000,000).
2. Calculated based on Cut-Off Date Balance, the related appraised value and, in the case of The Bank of America Building loan and the Sheraton Universal Hotel loan, assuming a loan amount that includes the senior pooled component only, in the case of the Westfield Shoppingtown Santa Anita assuming a loan amount that includes the A Note only and in the case of the Berkeley & Brown Buildings loan assuming a loan amount that includes the A-1, A-2 Notes (combined balance of $75,000,000) and A-3 Note ($75,000,000).
3. S&P and Moody's have confirmed to us that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject Mortgage Loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
4. Represents the A Note component of a first mortgage with an Initial Funding of $100,000,000 secured by Westfield Shoppingtown Santa Anita.
5. Represents the A-3 Note component of a $180,000,000 first mortgage secured by the Berkeley & Brown Buildings.


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                                       20

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

THE BANK OF AMERICA BUILDING

Cut-Off Date Balance (Senior Pooled Component):  $206,700,000

Interest Rate:                                   5.515%

Maturity Date:                                   8/11/2013

Term to Maturity:                                10 years

Amortization:                                    Interest Only

Sponsor:                                         Edward L. Milstein

Property:                                        29-story Class "A" office building comprised of 1,111,219 square feet

Location:                                        New York, NY

Year Built:                                      1913; renovated 1983

Occupancy(1):                                    99.0% Leased

Major Tenants(2):                                There are 28 tenants at the Property and approximately 44.7% of the base rent is derived from investment grade rated tenants. The chart below shows the top five tenants:

                                                                               Square    Approx. % of       Lease       Ratings
                                                 Tenant                         Feet       Base Rent      End Date    S&P/Moody's
                                                 ------                         ----       ---------      --------    -----------
                                                 Bank of America(3)            165,016      12.8%(4)     12/31/2013      A+/Aa2
                                                 Towers, Perrin                136,405      12.3%         3/31/2008      NR/NR
                                                 Enhance Financial
                                                 Services Group, Inc. (Radian) 121,093      12.3%         8/31/2015       A/A2
                                                 Itochu International          119,365      10.1%        10/31/2006     BB+/Ba3
                                                 ABN AMRO Bank(5)               97,427       8.0%        12/31/2006     AA-/Aa3

---------------------
1.   The Property is 93.6% occupied and 99.0% leased as of June 30, 2003.

2. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.

3. Bank of America leases 165,016 square feet of office space, with the majority of the space (145,615 square feet) expiring in December 2013 and the balance (19,401 square feet) expiring in December 2006.

4. The Bank of America's retail space is expected to be open within six months and the retail rent is excluded from this analysis

5. ABN AMRO no longer occupies its space. It has sublet the 17th floor and is marketing the 16th and partial 14th floors.

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                                       21

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans


THE BANK OF AMERICA BUILDING (CONT.)

Appraised Value (1):                           $390,000,000

LTV(Senior Pooled Component)(1)(2):            53.0%

U/W DSCR (Senior Pooled Component)(2)(3):      2.47x

Reserves:                                      On-going for replacement
                                               reserves. Borrower must deposit
                                               monthly tax and insurance escrow
                                               amounts as determined by Lender,
                                               except that Borrower, in lieu of
                                               such deposits, may deliver to
                                               Lender a Letter of Credit equal
                                               to six month's of real estate
                                               taxes and one-year of insurance
                                               premiums which shall be held for
                                               the duration of the loan as
                                               security, in which case Borrower
                                               shall pay taxes and insurance
                                               directly. On or before
                                               12/31/2005, Borrower shall either
                                               deposit $5,000,000 in cash or as
                                               a Letter of Credit for rollover
                                               funds.

Lockbox:                                       Hard

Prepayment:                                    Defeasance beginning two years
                                               after securitization. Prepayment
                                               without penalty permitted six
                                               months prior to Maturity Date

Junior Non-Pooled Component:                   There is a $5.8 million junior
                                               non-pooled component that will be
                                               securitized as a non-pooled, loan
                                               specific certificate as part of
                                               the LB-UBS 2003-C7 Trust. The
                                               junior non-pooled component does
                                               not receive principal until the
                                               senior pooled component is paid
                                               in full.



---------------------
1.   Based on appraisal dated June 1, 2003.

2.   As of  the Cut-Off Date.

3. Based on underwritten net cash flow of $28,602,337 and actual debt constant of 5.592%.

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                                       22

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

VALLEY PLAZA

Cut-Off Date Balance:                    $106,708,825

Interest Rate:                           3.900%

Anticipated Repayment Date ("ARD"):      7/11/2012

Maturity Date:                           7/11/2033

Original Term to ARD:                    9 years

Amortization:                            30 years

Sponsor:                                 General Growth Properties, Inc.

Property:                                Regional Mall with 1,154,768(1) square
                                         feet of gross leasable area.

Location:                                Bakersfield, California

Year Built:                              1967; renovated 1998, 1999 & 2002

In-Line Sales/ SF(2):                    $365

In-Line Cost of Occupancy(3):            12.0%

Anchors(4)(5):                           Sears (217,000 square feet; credit
                                         rating of BBB/Baa1); JCPenney (148,405
                                         square feet; credit rating of BB+/Ba3);
                                         Macy's (143,771 square feet; credit
                                         rating of BBB+/Baa1); Robinsons-May
                                         (123,411 square feet; credit rating of
                                         BBB+/Baa1); Gottschalk's (94,102 square
                                         feet; NR/NR)

2002 Anchor Sales(6):                    Sears $45.8 million; JCPenney $29.3
                                         million; Macy's $27.2 million;
                                         Robinsons-May $22.1 million;
                                         Gottschalk's $17.3 million


----------------------

1.   Collateral consists of 522,181 square feet.

2. Comparable in-line store sales for the trailing twelve months ending March 2003.

3.   For the trailing twelve months ending December 2002.

4. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.

5. With the exception of Gottschalk's, which is part of the collateral, Sears, JCPenney, Macy's and Robinsons-May own their stores which are not part of the collateral. These anchors, with the exception of Sears, are subject to pad leases.

6. Sales for the year ending December 2002 are Borrower estimates, with the exception of Gottschalk's, which reports actual sales.

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                                       23

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans


VALLEY PLAZA (CONT.)

Top Five In-Line Tenants:      Tenant             Square Feet    Lease End Date
                               ------             -----------    --------------
                               Old Navy             13,646         1/31/2007
                               Express              12,685         1/31/2007
                               Anchor Blue           9,009         1/31/2011
                               Western Warehouse     8,315         8/31/2004
                               Lane Bryant           8,247         1/31/2013

Overall  Occupancy(1):         95.7%

Appraised Value(2):            $165,000,000

LTV(2)(3):                     64.7%

U/W DSCR(3)(4):                2.15x

Reserves:                      On-going for taxes; monthly insurance reserves if
                               Sponsor no longer maintains blanket insurance policy.

Lockbox:                       Hard

Prepayment:                    Defeasance beginning two years after
                               securitization. Prepayment without penalty permitted 6 months prior to ARD.

------------------------
1.   As of May 1, 2003.

2.   Based on appraisal dated June 3, 2003.

3.   As of the Cut-Off Date.

4. Calculated based on underwritten net cash flow of $13,050,903 and an actual debt constant of 5.660%.

--------------------------------------------------------------------------------
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                                       24

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

THE PARKLAWN BUILDING

Cut-Off Date Balance:          $100,000,000

Interest Rate:                 5.350%

Maturity Date:                 8/11/2010

Term to Maturity:              6 years and 11 months

Amortization:                  Interest Only

Sponsor:                       Cammebys International Ltd

Property:                      18-story Class "B" office building comprised of
                               1,375,229 square feet

Location:                      Rockville, MD

Year Built:                    1969; renovated 2001

Occupancy(1):                  100.0%

Major Tenants:                 The property is occupied by five tenants, with
                               approximately 99.1% of the total base rent derived from the US Federal Government through the General Services Administration ("GSA"). The chart below shows the major two tenants:


                                                        Square    Approx. % of
                               Tenant                    Feet      Base Rent      Lease End Date
                               ------                    ----      ---------      --------------
                               U.S. Federal
                                 Government-G.S.A.    1,348,184      99.1%          7/31/2010
                               I.L. Creation             23,563       0.5%          7/31/2010

----------------
1.   As of August 1, 2003.


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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

THE PARKLAWN BUILDING (CONT'D)

Appraised Value(1):            $194,000,000

LTV(1)(2):                     51.5%

U/W DSCR(2)(3):                2.51x

Reserves:                      Monthly deposits of 1/12th the estimated annual
                               real estate taxes and insurance premiums; monthly deposits of 1/12th of $50,000 annual TI/LC reserve and $0.10psf replacement reserves.

Lockbox:                       Hard

Prepayment:                    Defeasance beginning two years after
                               securitization. Prepayment without penalty allowed starting 12 months prior to Maturity.

Mezzanine Debt:                $61,640,100 mezzanine financing which is
                               co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with rating agency guidelines. Mezzanine debt is held by UBS.


---------------------
1.   Based on appraisal dated June 3, 2003
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $13,617,670 and actual debt constant of 5.424%.


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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

WESTFIELD SHOPPINGTOWN SANTA ANITA

Cut-Off Date Balance (A Note):        $75,831,205

Interest Rate:                        4.700%

Maturity Date:                        7/11/2013

Original Term to Maturity:            10 years

Amortization(1):                      30 years

Sponsor:                              Westfield America, Inc.

Property:                             Regional Mall with 1,092,274(2) square
                                      feet of gross leasable area.

Location:                             Arcadia, California

Year Built:                           1974; renovated 1975, 1988, 1994, & 2003

In-Line Sales/ SF(3):                 $366

In-Line Cost of Occupancy(4):         13.1%

Anchors(5)(6):                        JCPenney (215,000 square feet; credit
                                      rating of BB+/Ba3); Macy's (188,200 square feet; credit rating of BBB+/Baa1);
                                      Robinsons-May (164,997 square feet; credit rating of BBB+/Baa1); Nordstrom (136,384 square feet; credit rating of A-/Baa1)

2002 Anchor Sales(7):                 JCPenney $33.9 million; Macy's $34.2
                                      million; Robinsons-May $42.0 million;
                                      Nordstrom $53.9 million


-----------------------
1. Prior to January 11, 2006, the $100,000,000 Initial Funding will amortize based on a 30-year schedule. The A Note will receive a pro-rata share of the amortization on the $100,000,000 Initial Funding. Commencing on January 11, 2006, the entire resized loan, up to a maximum of $180,000,000 will amortize based on a 30-year schedule and the A Note will receive a pro-rata share of the amortization on the resized loan.
2.   Collateral consists of 387,693 square feet.
3. Comparable in-line store sales for the trailing twelve months ending March 2003.
4.   For the trailing twelve months ending March 2003.
5. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
6. All of the anchors own their stores which are not part of the collateral. All of the anchors are subject to pad leases, of which Nordstrom's pad is part of the collateral.
7.   Sales are Borrower estimates for the year ending December 2002.


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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

WESTFIELD SHOPPINGTOWN SANTA ANITA (CONT.)

Top Five In-Line Tenants:        Tenant             Square Feet   Lease End Date
                                 ------             -----------   --------------
                                 Old Navy             23,712        7/31/2005
                                 Limited              10,342        1/31/2008
                                 Charlotte Russe       9,910        1/31/2004
                                 Express               9,318        1/31/2005
                                 Todai Restaurant      9,185        1/31/2013

Overall  Occupancy(1):           98.0%

Appraised Value(2)(3):           $179,000,000

LTV (A Note)(2)(3):              42.4%

U/W DSCR (A Note)(2)(3)(4):      2.90x

Reserves:                        Monthly tax escrow. Westfield America Inc.
                                 guarantees payment of annual insurance premiums and $1.20 psf of in-line space per annum for TI/LC's and CapEx.

Lockbox:                         Hard

Prepayment:                      Defeasance beginning the later of one year
                                 following the final disbursement of the B Note additional funding and two years after securitization. Prepayment without penalty permitted six months prior to Maturity Date.

B Note(2):
                                 $24,000,000 subordinated B Note was originated and will be held on a whole loan basis by an insurance company. With respect to the B Note, one or more additional advances in the aggregate maximum principal amount of $80,000,000 ("Additional Advance") will be disbursed to the borrower to pay costs incurred or to be incurred in connection with the expansion of the property.(5) Westfield America, Inc. is providing a performance guarantee for the payment of the Additional Advance. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

-------------------------

1.   As of May 31, 2003.

2. Based on appraisal dated May 15, 2003. Upon completion of current expansion, the appraised value will be $287,000,000 and the B Note principal balance may be increased up to $104,000,000 resulting in a LTV (A
     Note) of 26.4% and a DSCR (A Note) of 4.88x based on a stabilized net cash flow of $22,750,604.

3.   As of the Cut-Off Date.

4. Calculated based on underwritten net cash flow of $13,551,825 and an actual debt constant of 6.139%.

5. The expansion includes renovation of certain improvements located on the property, the net addition of approximately 307,000 square feet of gross leasable space (including a megaplex theater, space for Borders Book store, a Sports Chalet store and a new food court), the conversion of the existing food court to new in-line space and the construction of two new parking structures.

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                                       28
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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

BERKELEY & BROWN BUILDINGS

Cut-Off Date Balance (A-3 Note):     $75,000,000

Interest Rate:                       5.115%

Maturity Date:                       4/9/08

Original Term to Maturity:           5 years

Amortization:                        Interest Only

Sponsor:                             Beacon Capital Strategic Partners II, L.P.

Property:                            Two office buildings with a total of
                                     1,137,331 net rentable square feet. The
                                     Berkeley Building is a 30-story Class A
                                     office building containing 709,018(1)
                                     square feet. The Brown Building is a
                                     12-story office building containing 428,313 square feet.

Location:                            Boston, Massachusetts

Years Built:                         Berkeley Building: 1947; renovated 1994

                                     Brown Building: 1923; renovated 1984

Occupancy(2):                        96.5%

Major Tenants:                                                                Square     Approx. % of      Lease          Ratings
                                     Tenant                                   Feet(3)    Base Rent(3)     End Date      S&P/Moody's
                                     ------                                   -------    ------------     --------      -----------
                                     John Hancock Financial Services, Inc.    703,260      68.1%         3/31/2018(4)      A/A3
                                     First Union                              192,038      14.3%         9/30/2006         A/Aa3
                                     Deloitte & Touche                        160,333      12.8%        10/31/2009        NR/NR

-----------------------
1. Berkeley Building also includes approximately 45,309 square feet not included in total net rentable square feet comprised of auditorium and conference room space.
2. Based on a weighted average of the tenancy in the two buildings as of April 30, 2003.
3.   Based on aggregate tenancy in the two buildings.
4. 37,656 square feet expires March 31, 2008 and 269,400 square feet expires March 31, 2013.

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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

BERKELEY & BROWN BUILDINGS (CONT.)

Appraised Value(1):        $280,000,000

LTV(1)(2):                 53.6%

U/W DSCR(3):               2.98x

Reserves:                  Springing for taxes, insurance, replacement reserves
                           and TI/LC's.

Lockbox:                   Hard

Prepayment:                Defeasance beginning two years after securitization.
                           Prepayment without penalty permitted two months prior to Maturity Date.

B Note: $30 million subordinated B Note securitized as non-pooled, loan specific certificates in the Morgan Stanley 2003-IQ5 Trust. The B Note does not receive principal until the A Notes are paid in full.


--------------------------
1.   Based on appraisal dated April 1, 2003.

2. As of the Cut-Off Date and is based on a loan amount that includes the A-1, A-2, and A-3 Notes.

3. As of the Cut-Off Date and is based on underwritten net cash flow of $23,150,881, a loan amount that includes the A-1, A-2, and A-3 Notes and interest rate on an actual/360 day basis.


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                                                      Significant Mortgage Loans

VISALIA MALL

Cut-Off Date Balance:                       $48,813,143

Interest Rate:                              3.777%

Anticipated Repayment Date ("ARD"):         1/11/2010

Maturity Date:                              7/11/2028

Original Term to ARD:                       6 years, 6 months

Amortization:                               25 years

Sponsor:                                    General Growth Properties, Inc.

Property:                                   Regional mall with 439,833(1) square
                                            feet of gross leasable area.

Location:                                   Visalia, California

Year Built:                                 1964; renovated 1995

In-Line Sales/ SF(2):                       $366

In-Line Cost of Occupancy(3):               9.4%

Anchors(4)(5):                              Gottschalk's (150,000 square feet;
                                            NR/NR); JCPenney (107,000 square
                                            feet; credit rating of BB+/Ba3)

2002 Anchor Sales(6):                       Gottschalk's $28.4 million; JCPenney
                                            $20.0 million

--------------------------
1.   Collateral consists of 332,833 square feet.
2.   For the trailing twelve months ending March 2003.
3.   For the trailing twelve months ending April 2003.
4. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
5. JCPenney owns its store, which is not part of the collateral, and leases its pad, which is part of the collateral.
6. Sales for the year ending December 2002 are Borrower estimates, with the exception of Gottschalk's, which reports actual sales.

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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

VISALIA MALL (CONT.)

                                                                       Lease
Top Five Major & In-Line Tenants:   Tenant            Square Feet     End Date
                                    ------            -----------     --------
                                    Old Navy            14,714       1/31/2009
                                    Lerner's             7,800       1/31/2008
                                    Red Robin Burger
                                      & Spirits          7,165       1/31/2016
                                    Miller's Outpost     6,630       1/31/2010
                                    Lane Bryant          6,445       1/31/2008

Overall  Occupancy(1):              97.9%

Appraised Value(2):                 $78,000,000

LTV(2)(3):                          62.6%

U/W DSCR(3)(4):                     2.05x

Reserves:                           On-going for taxes; springing for
                                    replacement/rollover reserves. Monthly
                                    insurance reserves if Sponsor no longer
                                    maintains blanket insurance policy.

Lockbox:                            Hard

Prepayment:                         Defeasance beginning two years after
                                    securitization. Prepayment without penalty permitted three months prior to ARD.


-----------------------
1.   As of June 26, 2003.
2.   Based on appraisal dated June 24, 2003.
3.   As of the Cut-Off Date.
4. Calculated based on underwritten net cash flow of $6,226,720 and an actual debt constant of 6.187%.

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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans


SHERATON UNIVERSAL HOTEL

Cut-Off Date Balance (senior pooled component ):     $20,000,000

Interest Rate:                                       5.170%

Maturity Date:                                       7/11/2010

Original Term to Maturity:                           7 years

Amortization:                                        Interest Only for first 23
                                                     months; Principal payments
                                                     of $300,000 in year 3 and
                                                     $494,000 per annum
                                                     thereafter

Sponsor:                                             Walton Street Real Estate
                                                     Fund III, L.P.

Property:                                            436-room full service
                                                     luxury hotel

Location:                                            Universal City, California

Year Built:                                          1969; renovations on-going

Occupancy(1):                                        69.5%

ADR(1):                                              $132.68

RevPar(1):                                           $92.23



---------------------------
1.   For the trailing twelve months ending June 2003.


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                                                      Significant Mortgage Loans


SHERATON UNIVERSAL HOTEL (CONT.)

Appraised Value(1):                     $50,000,000(2); $73,000,000 at lease
                                        expiration (2010)

LTV (senior pooled component)(1):       40.0%(2)(3); 24.2% at lease expiration
                                        (2010)

U/W DSCR (senior pooled component):     2.88x(2)(3)(4); 4.74x(5) at lease
                                        expiration (2010)

Reserves:                               On-going for taxes. Insurance escrows
                                        not required while insurance coverage is under either Starwood's or Walton Street
                                        Capital's blanket policy. FF&E reserve
                                        funded in accordance with the operating
                                        lease requirement. FF&E reserve of $4.6
                                        million escrowed at closing.

Lockbox:                                Hard

Prepayment:                             Defeasance beginning two years after
                                        securitization. Prepayment without
                                        penalty permitted five months prior to
                                        Maturity Date.

Junior Non-Pooled Component:            $11,000,000 junior non-pooled component
                                        will be securitized as non-pooled, loan
                                        specific certificates included in the
                                        LB-UBS 2003-C7 Trust. The junior
                                        non-pooled component does not receive
                                        principal until the senior pooled
                                        component is paid in full.



--------------------
1.   Based on appraisal dated June 13, 2003.
2.   Based on current operating lease terms.
3.   As of the Cut-Off Date.
4. Calculated based on the Borrower's 50% share of adjusted gross operating profits of $6,034,596 and interest rate on an actual/360 day basis.
5. Calculated based on the total underwritten net cash flow at lease expiration (February 28, 2010) of $6,798,800 for the property and debt service of $1,434,976 for the last year of the loan.

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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS

===============================================================================================================================
                                            OTHER SIGNIFICANT MORTGAGE LOANS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF INITIAL
                                                                CUT-OFF DATE       MORTGAGE POOL       U/W
          NAME                        PROPERTY TYPE               BALANCE             BALANCE         DSCR(1)      LTV(2)
-------------------------------------------------------------------------------------------------------------------------------
IMT South Florida Portfolio(3)           Multifamily            $107,480,000            7.4%          1.90x         80.0%
-------------------------------------------------------------------------------------------------------------------------------
Fisher Brothers/Getty Trust
  Hotel Portfolio(4)                 Full Service Hotel           85,000,000            5.8           1.68          64.1
-------------------------------------------------------------------------------------------------------------------------------
Sunchase Portfolio(5)                    Multifamily              73,500,000            5.1           1.57          76.5
===============================================================================================================================
Totals/Weighted Average:                    ----                $265,980,000           18.3%          1.74x         73.9%
===============================================================================================================================

---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant. Portfolio underwritten debt service coverage is calculated as a weighted average based on allocated loan balances.
2. Calculated based on Cut-Off Date balance and related appraised value. Portfolio loan to value is calculated as a weighted average based on allocated loan balances.
3. The IMT South Florida Portfolio consists of six cross-collateralized and cross-defaulted loans: Copperfield ($21,680,000), Pembroke Bay ($21,440,000), Polo Chase ($20,400,000), The Pointe ($18,400,000),
     Mediterranean Village ($15,800,000), and University Club ($9,760,000).
4. The Fisher Brothers/Getty Trust Hotel Portfolio is secured by deeds of trust on seven hotels with a combined loan amount of $85,000,000.
5. The Sunchase Portfolio consists of seven cross-collateralized and cross-defaulted loans: Sunchase of Clearwater ($16,500,000), Boardwalk ($13,000,000), Sunchase East ($12,900,00), Sunchase North ($10,240,000),
     Eden Crossing ($8,785,000), Sunchase of Tampa ($8,075,000), and Raintree ($4,000,000).

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                                                      Significant Mortgage Loans

IMT SOUTH FLORIDA PORTFOLIO(1)

Cut-Off Date Balance:       $107,480,000

Interest Rate:              4.510%

Maturity Date:              6/11/2008

Term to Maturity:           5 years

Amortization:               Interest Only

Sponsor:                    Investors Management Trust / Lehman Brothers Real
                            Estate Partners

Properties:                 Six Class A-/B+ apartment properties with an
                            aggregate of 1,766 units comprised of 754 one-bedroom units, 864 two-bedroom units and 148 three-bedroom units.

Location:                   Miami Metropolitan Area: Miami, Florida (The Pointe
                            and Mediterranean Village); Tamarac, Florida
                            (University Club); Wellington, Florida (Polo Chase);
                            Coral Springs, Florida (Copperfield); Pembroke
                            Pines, Florida (Pembroke Bay)

Years Built:                Varies from 1987-1991

Occupancy(2):               96.2%



-----------------------------
1. The IMT South Florida Portfolio consists of six cross-collateralized and cross-defaulted loans: Copperfield ($21,680,000), Pembroke Bay ($21,440,000), Polo Chase ($20,400,000), The Pointe ($18,400,000),
     Mediterranean Village ($15,800,000), and University Club ($9,760,000).

2. Calculated as a weighted average based on allocated loan balances and occupancy of each property as of May 31, 2003.


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                                                      Significant Mortgage Loans

IMT SOUTH FLORIDA PORTFOLIO (CONT.)

Appraised Value(1):            $134,350,000

LTV(2):                        80.0%

U/W DSCR(3):                   1.90x

Reserves:                      On-going for taxes and replacement reserves, on
                               average, of $201 per unit

Lockbox:                       Springing

Prepayment:                    Defeasance permitted two years after
                               securitization. Prepayment without penalty permitted three months prior to Maturity Date.



-------------------
1. Based on appraisals dated May 5, 2003 for Pembroke Bay; May 7, 2003 for Copperfield and University Club; and May 8, 2003 for Polo Chase, The Pointe and Mediterranean Village.
2. As of the Cut-Off Date and is calculated as a weighted average based on allocated loan balances.
3. As of the Cut-Off Date and is calculated as a weighted average based on allocated loan balances, underwritten net cash flow of $9,362,517 and actual debt constant of 4.573%.


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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans


FISHER BROTHERS/GETTY TRUST HOTEL PORTFOLIO(1)

Cut-Off Date Balance:   $85,000,000

Interest Rate:          6.450%

Maturity Date:          9/11/2008

Term to Maturity:       5 Years

Amortization:           25 years

Sponsors:               Fisher Brothers, Getty Trust, Remington Hotels

Properties:             Seven hotels with an aggregate of 1,975 rooms:
                        Radisson Indianapolis City Center with 375 rooms;
                        Radisson Plaza Hotel Fort Worth with 517 rooms; Radisson
                        Indianapolis Airport with 259 rooms; Radisson Hotel
                        Milford with 173 rooms; Embassy Suites Houston with 150 rooms; Crowne Plaza Beverly Hills with 258 rooms; and
                        Hilton Nassau Bay with 243 rooms

Locations:              Indianapolis, IN (Radisson City Center); Fort
                        Worth, TX (Radisson Plaza Hotel); Indianapolis, IN
                        (Radisson Indianapolis Airport Hotel); Milford, MA
                        (Radisson Hotel); Houston, TX (Embassy Suites); Los
                        Angeles, CA (Crowne Plaza Beverly Hills); Houston, TX
                        (Hilton Nassau Bay)

Years Built:            Radisson Indianapolis City Center: 1968; renovated 2002
                        Radisson Plaza Hotel Fort Worth: 1921; renovated 1991
                        Radisson Indianapolis Airport: 1963; renovated 2002
                        Radisson Hotel Milford: 1984; renovated 2002
                        Embassy Suites Houston: 1998; renovated 2003
                        Crowne Plaza Beverly Hills: 1973; renovated 2001
                        Hilton Nassau Bay: 1982; renovated 2001




---------------------------
1. The Fisher Brothers/Getty Trust Hotel Portfolio is secured by deeds of trust on seven hotels with a combined loan amount of $85,000,000.


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                                                      Significant Mortgage Loans

FISHER BROTHERS/GETTY TRUST HOTEL PORTFOLIO (CONT.)

Appraised Value(1):          $132,600,000

LTV(1)(2):                   64.1%

U/W DSCR(2)(3):              1.68x

Reserves:                    On-going for ground rent, taxes, insurance, and
                             FF&E

Lockbox: Hard; if the DSCR falls below 1.60x, all excess cash flow will be held by the Lender as additional collateral for the Loan until such time as a 1.60x DSCR is achieved for two consecutive calendar quarters.

Prepayment(4):               The Loan may be prepaid in whole or part at any
                             time with Yield Maintenance, or the Loan may be fully or partially defeased two years after securitization. Prepayment without penalty allowed starting six months prior to Maturity Date.

Mezzanine Financing:         $15 million mezzanine financing which is
                             co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with rating agency guidelines.

Additional Collateral:       There is a $3,000,000 Letter of Credit which has
                             been posted as additional collateral. The Letter of Credit will be released when a DSCR of 1.7468x is achieved for two consecutive quarters on a trailing twelve-month basis.

--------------------------
1. Based on appraisals dated June 23, 2003 (Hilton Nassau Bay), June 24, 2003 (Radisson Hotel Milford), June 25, 2003 (Embassy Suites Houston), and July 1, 2003 (Radisson Indianapolis City Center, Radisson Indianapolis Airport, Radisson Hotel Fort Worth, and Crowne Plaza Beverly Hills).
2.   As of the Cut-Off Date.
3. Based on underwritten net cash flow of $11,549,692 and actual debt constant of 8.065% .
4. In addition, one or more individual properties (except the Radisson-Fort Worth, Crowne Plaza Beverly Hills and Hilton Nassau Bay) may be released at any time with the payment of (i) a release price set forth in the loan documents and (ii) a Yield Maintenance penalty.

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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

SUNCHASE PORTFOLIO(1)

Cut-Off Date Balance:           $73,500,000

Interest Rate:                  4.768%

Maturity Date:                  9/11/2010

Original Term to Maturity:      7 years

Amortization(2):                30 years

Sponsors:                       Lyon Capital Ventures / Lehman Brothers

Properties:                     Seven Class B apartment properties with an
                                aggregate of 1,956 units comprised of 21 studio units, 1,123 one-bedroom units, 796 two-bedroom units and 16 three-bedroom units.

Locations:                      Clearwater, Florida (Sunchase of Clearwater);
                                Orlando, Florida (Sunchase East and Sunchase
                                North); Tamarac, Florida (Boardwalk); Pensacola,
                                Florida (Eden Crossing and Raintree); Tampa,
                                Florida (Sunchase of Tampa)

Years Built:                    Varies: 1973 (Raintree), 1984-1987 (other
                                properties); renovations on-going

Occupancy(3):                   94.2%


--------------------
1. The Sunchase Portfolio consists of seven cross-collateralized and cross-defaulted loans: Sunchase of Clearwater ($16,500,000), Boardwalk ($13,000,000), Sunchase East ($12,900,00), Sunchase North ($10,240,000),
     Eden Crossing ($8,785,000), Sunchase of Tampa ($8,075,000) and Raintree ($4,000,000).
2.   Interest only for first two years.
3. Calculated as a weighted average based on allocated loan balances and occupancy of each property as of May 18, 2003.

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

Significant Mortgage Loans
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                                                      Significant Mortgage Loans


SUNCHASE PORTFOLIO (CONT.)

Appraised Value(1):         $96,555,000

LTV(1)(2):                  76.5%

U/W DSCR(3):                1.57x

Reserves:                   On-going for taxes and insurance. On-going for
                            replacement reserves starting 9/11/2004.

Lockbox:                    Springing

Prepayment:                 Defeasance beginning two years after securitization.
                            Prepayment without penalty allowed starting two months prior to Maturity Date.

Mezzanine Debt:             $13.8 million mezzanine financing from a wholly
                            owned subsidiary of Lehman Brothers which is co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with rating agency guidelines.


--------------------------
1. Based on appraisals dated July 11, 2003 for Sunchase of Clearwater, Boardwalk and Sunchase of Tampa, June 27, 2003 for Sunchase East and Sunchase North, and June 25, 2003 for Eden Crossing and Raintree.

2. As of the Cut-Off Date and is calculated as a weighted average based on allocated loan balances.

3. As of the Cut-Off Date and is calculated as a weighted average based on allocated loan balances, underwritten net cash flow of $7,225,412 and actual debt constant of 6.273%.

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




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                                                                  SUMMARY POINTS

Summary Points
--------------------------------------------------------------------------------

o    Weighted average DSCR of 1.98x; weighted average Cut-Off Date LTV of 65.2%

o The significant mortgage loans discussed in this presentation have a weighted average DSCR of 2.29x and a weighted average Cut-Off Date LTV of 59.8% and collectively represent 61.8% of the initial mortgage pool balance.

o    Institutional sponsorship and repeat borrowers

o Office, anchored retail, regional mall, industrial/warehouse, multifamily and Investment Grade Loans comprise 89.7% of the initial mortgage pool balance

o Geographically diversified with properties located in 21 states and the District of Columbia.

o 98.1% of the loans have ongoing reserves for replacements, 98.3% for taxes and 96.3% of such loans have ongoing reserves for insurance(1)

o    99.8% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank - this transaction marks the 20th overall transaction between Lehman Brothers and UBS Investment Bank since early 2000



------------------------
1. As of the Cut-Off Date; excludes the Investment Grade Loans. In instances where there are no tax or insurance escrows, certain creditworthy tenants are permitted to pay taxes directly or self insure.


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                                                              INVESTOR REPORTING

INVESTOR REPORTING
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                                                              INVESTOR REPORTING


Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

          NAME OF REPORT                             DESCRIPTION (INFORMATION PROVIDED)
          ---------------------------------------------------------------------------------------------------------
     1    Distribution Date Statements               Principal and interest distributions, principal balances
     2    Mortgage Loan Status Report                Portfolio stratifications
     3    Comparative Financial Status Report        Revenue, NOI, DSCR to the extent available
     4    Delinquent Loan Status Report              Listing of delinquent Mortgage Loans
     5    Historical Loan Modification Report        Information on modified Mortgage Loans
     6    Historical Liquidation Report              Net liquidation proceeds and realized losses
     7    REO Status Report                          NOI and value of REO
     8    Servicer Watch List                        Listing of loans in jeopardy of becoming specially serviced
     9    Loan Payoff Notification Report            Listing of loans that have given notice of intent to payoff


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



--------------------------------------------------------------------------------
                                                                        TIMELINE

TIMELINE
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                                                                        TIMELINE


DATE                                     EVENT
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Week of September 15, 2003               Structural & Collateral Flipbooks and
                                         Presale Reports Available/ Road Shows/
                                         Investor Calls Red Herrings Available
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Week of September 22, 2003               Pricing
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Week of October 6, 2003                  Closing







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